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                       Notice of Guaranteed Delivery for
                           Tender of All Outstanding
                           Lehman Senior Term Loans,
                            Loral Senior Term Loans,
                  15% Senior Secured Discount Notes due 2007,
                   14 1/2% Senior Secured Notes due 2009 and
                 8 3/4% Convertible Subordinated Notes due 2009
                          in Exchange for Common Stock
                                       of
                          SIRIUS SATELLITE RADIO INC.

    Registered holders of our outstanding Debt Securities (as defined in the Letter of Transmittal and Consent) who wish to tender their Debt Securities in exchange for common stock of the Company and whose Debt Securities are not immediately available or who cannot deliver their Debt Securities and Letter of Transmittal and Consent (and any other documents required by the Letter of Transmittal and Consent) to The Bank of New York (the 'Exchange Agent') prior to the Tender Expiration Date (as defined in the Letter of Transmittal and Consent), may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See 'The Exchange Offer and Consent Solicitation -- Procedures for Tendering' in the Prospectus.

                   The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

 By Registered or Certified Mail,  By Facsimile Transmission:     To Confirm By Telephone or
  By Hand or Overnight Delivery:                                    For Information Call:
    Corporate Trust Department           (212) 235-2261                 (212) 235-2363
   15 Broad Street - 16th Floor
     New York, New York 10007
        Attention:

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL AND CONSENT IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (AS DEFINED IN THE LETTER TRANSMITTAL AND CONSENT), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL AND CONSENT FOR GUARANTEE OF SIGNATURES.

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Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Debt Securities indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated             , 2002 (the 'Prospectus') of Sirius Satellite Radio
Inc. (the 'Company'), receipt of which is hereby acknowledged.

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                                 DESCRIPTION OF DEBT SECURITIES TENDERED

                                                                  CERTIFICATE
                                             NAME AND ADDRESS     NUMBER(S) OF
                                              OF REGISTERED      DEBT SECURITIES
                                              HOLDER AS IT        TENDERED (OR
                                             APPEARS ON THE      ACCOUNT NUMBER       PRINCIPAL AMOUNT
                                             DEBT SECURITIES     AT BOOK-ENTRY       OF DEBT SECURITIES
           NAME OF TENDERING HOLDER           (PLEASE PRINT)       FACILITY)              TENDERED
    ---------------------------------------  ----------------    ---------------     ------------------






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


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                                    SIGN HERE

 Name of Registered or Acting Holder:_________________________________________

 Signature(s):________________________________________________________________

 Name(s) (please print):______________________________________________________

 Address:_____________________________________________________________________

 Telephone Number:____________________________________________________________

 Date:________________________________________________________________________

     If Debt Securities will be tendered by book-entry transfer, provide the following information:

     DTC Account Number:______________________________________________________

     Date:____________________________________________________________________

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


                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

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                            GUARANTEE OF DELIVERY
                  (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Debt Securities (or a confirmation of book-entry transfer of such Debt Securities into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal and Consent (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal and Consent within three New York Stock Exchange trading days after the Tender Expiration Date.

  Name of Firm: ______________________    ____________________________________
                                                  (Authorized signature)

  Address:____________________________    Title:______________________________

  ____________________________________    Name:_______________________________
              (Zip Code)                           (Please type or print)

  Area Code and Telephone No.:

  ____________________________________    Date: ______________________________

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NOTE: DO NOT SEND DEBT SECURITIES WITH THIS NOTICE OF GUARANTEED DELIVERY. DEBT
      SECURITIES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL AND CONSENT.

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